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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ROCKWELL COLLINS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 2/12/08. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Annual Report / Proxy Statement To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 1/30/08. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com B **If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. A Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. R ROCKWELL COLLINS, INC. C O BROADRIDGE Vote In Person D Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please E follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance 51 MERCEDES WAY requirements including, but not limited to, the possession of an EDGEWOOD NY 11717 attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 1 1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 15 12 Vote By Internet 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 OF To vote now by Internet, go to WWW.PROXYVOTE.COM. 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 Please refer to the proposals and follow the instructions. 4-TEST PRINT 2 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717 B1RCK1 P99999-010 12 15 # OF # PAGE A (OF DUPLEX A/B)

Meeting Type: Annual Meeting Location: THE CEDAR RAPIDS MARRIOTT Meeting Date: 2/12/08 1200 COLLINS ROAD NE Meeting Time: 10:00 am CEDAR RAPIDS, IA 52402 For holders as of: 12/14/07 If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061. To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number B1RCK2 can be found on the following page(s) next to the label Control Number or → in the box next to the arrow P99999-010 Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving 12 individual copies within 30 days of your revocation. 15 # OF # PAGE B (OF DUPLEX A/B)

Voting items The Board of Directors Recommends a Vote FOR Proposals 1 and 2. PROPOSAL 1: ELECTION OF TWO DIRECTORS: 1. For the election of two directors to serve as Class I directors: 01) C.A. Davis 02) R.E. Eberhart B A PROPOSAL 2: SELECTION OF AUDITORS: R 2. For the selection of Deloitte & Touche LLP as our auditors for fiscal year 2008. C O D E CONTROL # → 0000 0000 0000 BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS Acct #XXXXXXXXXXXXX B1RCK3 ATTENTION: SHARESXXXXXXXXXXX TEST PRINT Cusip 51 MERCEDES WAY P99999-010 EDGEWOOD, NY 12 11717 15 # OF # PAGE C (OF DUPLEX C/D)

0 2 0 0 0 0 0 0 0 0 0 0 9 9 9 9 9 9 9 9 9 9 9 9 Voting Instructions IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING. B1RCK4 P99999-010 12 15 # OF # PAGE D (OF DUPLEX C/D)